Exhibit 99.1

Silver Spring Networks Reports Second Quarter 2013 Financial Results

Q2 Non-GAAP Revenue Growth of 17%

Q2 Non-GAAP New Solution Revenue Growth of 58%

Redwood City, CA – August 1, 2013. Silver Spring Networks, Inc. (NYSE: SSNI) today announced preliminary unaudited financial results for its second quarter ended June 30, 2013.

Non-GAAP revenue (billings) for the second quarter was $86.5 million, up 17% year-over-year, driven by growth in service and product revenue. GAAP revenue was $103.5 million as compared to $51.6 million a year ago.

Non-GAAP gross profit margin was 30.1%, up sequentially from 29.2% in Q1 and down as expected when compared to 33.6% a year ago due to changes in non-GAAP revenue mix. GAAP gross profit margin was 46.6% as compared to 12.9% a year ago.

Non-GAAP net loss was $4.5 million as compared with a non-GAAP net loss of $1.1 million a year ago. GAAP net income was $9.5 million as compared with a GAAP net loss of $23.4 million a year ago.

Silver Spring ended the quarter with $125 million in cash.

“We had a strong second quarter with 17% growth year-over-year and delivered innovative new products,” said Scott Lang, Chairman, President, and Chief Executive Officer. “We continue to execute on our technology roadmap delivering solutions to our customers that enable them to unlock even greater value from our leading networking platform.”

Business Highlights (through August 1, 2013)

•	17 million cumulative network endpoints delivered from inception through June 30, 2013 – up 22% from a year ago.

•	SmartCo agreement to deploy networking platform in New Zealand unlocking benefits for lines companies, energy retailers and consumers in a disaggregated energy market.

•	Snohomish County Public Utility District contract for distribution automation solution.

•	Modesto Irrigation District selects advanced Conservation Voltage Reduction solution from Silver Spring and DVI, a subsidiary of Dominion.

•	Oklahoma Gas and Electric expands demand response program by adding UtilityIQ Demand Optimizer application to the platform.

•	EVESA, first customer for new street light solution in the City of Paris.

•	Pacific Gas and Electric renews managed services agreement for five years.

Conference Call

Silver Spring will host a conference call today at 1:30 pm PT (4:30 pm ET) to review its results for the second quarter ended June 30, 2013 and its outlook for the future. During the course of this call, Silver Spring may also disclose material developments affecting its business and/or financial performance. Listeners may access the conference call live at 800-768-6490 (U.S.) or 785-830-7987 (International), access code 8763127 or via webcast at http://ir.silverspringnet.com.

About Silver Spring Networks

Silver Spring Networks is a leading networking platform and solutions provider for smart energy networks. Silver Spring’s pioneering IPv6 networking platform, with 17 million Silver Spring enabled devices delivered, is connecting utilities to homes and business throughout the world with the goal of achieving greater energy efficiency for the planet. Silver Spring’s innovative solutions enable utilities to gain operational efficiencies, improve grid reliability, and empower consumers to monitor and manage energy consumption. Silver Spring Networks’ customers include major utilities around the globe such as Baltimore Gas & Electric, CitiPower & Powercor, Commonwealth Edison, CPS Energy, Florida Power & Light, Jemena Electricity Networks Limited, Pacific Gas & Electric, Pepco Holdings, Progress Energy, and Singapore Power, among others. To learn more, please visit www.silverspringnet.com.

Non-GAAP Financial Measures

Silver Spring believes that its results of operations under generally accepted accounting principles, or GAAP, when considered in isolation, may only provide limited insight into the performance of its business in any given period. As a result, Silver Spring manages its business, makes planning decisions, evaluates its performance and allocates resources by assessing non-GAAP measures such as non-GAAP revenue (billings), cost of non-GAAP revenue (billings), non-GAAP gross profit (loss), non-GAAP operating loss, non-GAAP net loss, non-GAAP earnings (loss) per share, and adjusted EBITDA, in addition to other financial measures presented in accordance with GAAP. Silver Spring believes that these non-GAAP measures offer valuable supplemental information regarding the performance of its business, and will help investors better understand the sales volumes, and gross margin and profitability trends, as well as the cash flow characteristics, of its business. These non-GAAP measures should not be considered in isolation from, are not a substitute for, and do not purport to be an alternative to, revenue, cost of revenue, gross profit (loss), operating loss, net loss, loss per share or any other performance measure derived in accordance with GAAP. Silver Spring may consider whether other significant non-recurring items that arise in the future should also be excluded in calculating the non-GAAP financial measures it uses.

Non-GAAP revenue (billings) represents amounts invoiced for products for which ownership, typically evidenced by title and risk of loss, has transferred or services that have been provided to the customer, and for which payment is expected to be made in accordance with normal payment terms. Non-GAAP revenue excludes amounts for undelivered products, services to be performed in the future, and amounts paid or payable to customers. Non-GAAP revenue is initially recorded as deferred revenue and is recognized as GAAP revenue when all revenue recognition criteria have been met under Silver Spring’s accounting policies as described in Silver Spring’s filings with the Securities and Exchange Commission. Silver Spring reconciles revenue to billings by adding revenue to the change in deferred revenue in a given period.

Cost of non-GAAP revenue (billings) represents the cost associated with products and services that have been delivered to the customer, excluding stock-based compensation and amortization of intangibles. Cost of product shipments for which revenue is not recognized in the period incurred is recorded as deferred cost of revenue. Deferred cost of revenue is expensed in the statement of operations as cost of revenue when the corresponding revenue is recognized. Costs related to services are expensed in the period incurred. Silver Spring reconciles cost of revenue to non-GAAP cost of revenue by adding cost of revenue to the change in deferred cost of revenue, less stock-based compensation and amortization of intangibles included in cost of revenue, in a given period.

Non GAAP gross profit (loss) is the difference between non-GAAP revenue and cost of non-GAAP revenue.

Non-GAAP operating loss represents operating loss adjusted for non-GAAP revenue (billings) and cost of non-GAAP revenue (billings) and excludes expenses related to the amortization of intangible assets, legal settlements, and stock-based compensation.

Non-GAAP net loss represents net loss adjusted for non-GAAP revenue and cost of non-GAAP revenue, and excludes expenses related to the amortization of intangible assets, legal settlements, stock-based compensation, changes in fair value of preferred stock warrant liabilities and embedded derivatives, and loss on extinguishment of promissory notes.

Non-GAAP earnings (loss) per share represents non-GAAP net loss divided by weighted average shares outstanding for the period.

Adjusted EBITDA is net loss adjusted for changes in deferred revenue and deferred cost of revenue, other (income) expense, net, provision for income taxes, depreciation and amortization, stock-based compensation and certain other items management believes affect the comparability of operating results.

Forward-Looking Statements

This press release contains forward-looking statements that involve risks and uncertainties. These forward-looking statements include statements regarding the momentum in Silver Spring Networks’ business, future growth and future financial results. Statements including words such as “anticipate”, “believe”, “estimate” or “expect” and statements in the future tense are forward-looking statements. These forward-looking statements are preliminary estimates and expectations based on current information and are subject to business and economic risks and uncertainties that could cause actual events or actual future results to differ materially from the expectations set forth in the forward-looking statements. Important factors that could cause results to differ materially from the statements herein include: general economic risks; specific economic risks in different geographies and among different industries; failure to maintain or increase renewals and increase business from existing customers; uncertainties around continued success in sales growth and market share gains; lengthy sales cycles with no assurances that a prospective customer will select Silver Spring’s products and services; amounts included in backlog may not result in billings or revenue; adverse publicity about, or consumer or political opposition to, the smart grid; security breaches involving smart grid products or services; the ability to integrate technology into third-party devices and Silver Spring’s relationship with third-party manufacturers; execution risks related to new product introductions and innovation; the ability to attract and retain personnel, including members of Silver Spring’s management team; changes in strategy; technological changes that make Silver Spring’s products and services less competitive; dependence on a limited number of key suppliers and customers; competition, particularly from larger companies with more resources than Silver Spring; risks related to retention of management; international business uncertainties; the ability to acquire and integrate other businesses; and other risk factors set forth from time to time in Silver Spring’s filings with the SEC, copies of which are available free of charge at the SEC’s website at www.sec.gov. All forward-looking statements in this press release reflect Silver Spring’s expectations as of August 1, 2013. Silver Spring undertakes no obligation, and expressly disclaims any obligation, to update any forward-looking statements in this press release in light of new information or future events. In addition, the preliminary financial results set forth in this press release are estimates based on information currently available to Silver Spring. While Silver Spring believes these estimates are meaningful, they could differ from the actual amounts that Silver Spring ultimately reports in its Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2013. Silver Spring assumes no obligation and does not intend to update these estimates prior to filing its Form 10-Q for the fiscal quarter ended June 30, 2013.

For additional information, please contact:

Tricia Gugler

Investor Relations

650-839-4504

tgugler@silverspringnet.com

Noel Hartzell

Global Communications

650-839-4184

nhartzell@silverspringnet.com

SILVER SPRING NETWORKS

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012
Revenue:
Product revenue	$47,996	$43,958	$89,716	$91,898
Service revenue	55,514	7,626	67,497	15,140

Net revenue	103,510	51,584	157,213	107,038
Cost of revenue:
Product cost of revenue	39,565	32,132	65,308	65,512
Service cost of revenue	15,695	12,782	33,521	24,789

Total cost of revenue	55,260	44,914	98,829	90,301
Gross profit	48,250	6,670	58,384	16,737
Operating expenses:
Research and development	18,752	15,422	43,871	31,392
Sales and marketing	8,637	6,619	19,090	14,910
General and administrative	10,879	6,920	25,015	14,425

Total operating expenses	38,268	28,961	87,976	60,727
Operating income (loss)	9,982	(22,291)	(29,592)	(43,990)
Other income (expense)
Interest expense	(184)	(1,229)	(1,236)	(2,153)
Conversion of promissory notes and remeasurement of warrants and derivatives	—	151	(23,676)	4,400

Other income (expense), net	(184)	(1,078)	(24,912)	2,247
Income (loss) before provision for income taxes	9,798	(23,369)	(54,504)	(41,743)
Provision for income taxes	328	38	392	96

Net income (loss)	$9,470	$(23,407)	$(54,896)	$(41,839)
Deemed dividend to convertible preferred stockholders	—	—	(105,000)	—

Net income (loss) attributable to common stockholders	$9,470	$(23,407)	$(159,896)	$(41,839)
Net income (loss) per share
Basic net income (loss) per share attributable to common stockholders	$0.20	$(6.38)	$(5.58)	$(11.45)
Diluted net income (loss) per share attributable to common stockholders	$0.19	$(6.38)	$(5.58)	$(11.45)
Weighted average number of shares used in computation
Basic	46,599	3,669	28,637	3,655
Diluted	48,995	3,669	28,637	3,655

Non-GAAP results (in thousands, except per share data)

The following tables reconcile the Company’s net income (loss) and income (loss) per share as presented in its unaudited Condensed Consolidated Statements of Operations and prepared in accordance with GAAP to its non-GAAP net income (loss) and non-GAAP income (loss) per share.

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012
Net income (loss)	$9,470	$(23,407)	$(54,896)	$(41,839)
Change in deferred revenue, net of foreign currency translation	(17,059)	22,449	3,009	26,498
Change in deferred cost of revenue, net of foreign currency translation	(7,763)	(4,903)	(23,186)	2,991
Amortization of intangibles in cost of revenue	48	48	96	96
Conversion of promissory notes and remeasurement of warrants and derivatives	—	(151)	23,676	(4,400)
Convertible notes accretion / interest	—	1,012	935	1,718
Stock-based compensation	10,845	3,889	37,513	8,606
Non-GAAP net income (loss)	$(4,459)	$(1,063)	$(12,853)	$(6,330)
Non-GAAP loss per share
Basic & diluted	$(0.10)	$(0.29)	$(0.45)	$(1.73)
Weighted average number of shares used in computation
Basic & diluted	46,599	3,669	28,637	3,655

SILVER SPRING NETWORKS, INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except par values)

	June 30, 2013	December 31, 2012 (a)

ASSETS
Current assets:
Cash and cash equivalents	$124,970	$72,646
Accounts receivable	69,711	56,528
Inventory	12,620	7,731
Deferred cost of revenue	114,208	45,298
Prepaid expenses and other current assets	6,563	3,456

Total current assets	328,072	185,659
Property and equipment, net	12,951	12,701
Deferred cost of revenue, non-current	154,028	199,865
Deferred tax assets, non-current	8,029	8,265
Other long-term assets	3,805	11,254

TOTAL ASSETS	$506,885	$417,744

LIABILITIES, CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$35,636	$28,104
Accrued liabilities	21,054	14,831
Deferred revenue	192,530	89,838
Current portion of capital lease obligations	1,449	1,647
Deferred tax liability	7,897	7,897

Total current liabilities	258,566	142,317
Deferred revenue, non-current	318,192	418,218
Preferred stock warrant liability	—	11,261
Convertible promissory notes and embedded derivatives	—	56,319
Other liabilities	16,866	18,412
Convertible preferred stock:
$0.001 par value; no shares authorized, issued and outstanding, and aggregate liquidation preference of $0 as of June 30, 2013; 26,072 shares authorized, 22,366 shares issued and outstanding, and aggregate liquidation preference of $381,338 as of December 31, 2012	—	270,725
Stockholders’ equity (deficit):
Preferred stock, $0.001 par value, 10,000 shares authorized and no shares issued or outstanding as of June 30, 2013; no shares authorized, issued or outstanding, as of December 31, 2012	—	—
Common stock, $0.001 par value; 1,000,000 shares authorized, 46,638 shares issued and outstanding as of June 30, 2013; 80,000 shares authorized and 3,764 shares issued and outstanding as of December 31, 2012	46	4
Additional paid-in capital	518,594	51,078
Accumulated other comprehensive income (loss)	(29)	(136)
Accumulated deficit	(605,350)	(550,454)

Total stockholders’ deficit	(86,739)	(499,508)

TOTAL LIABILITIES, CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS’ DEFICIT	$506,885	$417,744

(a)	Derived from audited consolidated financial statements

SILVER SPRING NETWORKS

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOW

(In thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2013	2012	2013	2012
OPERATING ACTIVITIES
Net income (loss)	$9,470	$(23,407)	$(54,896)	$(41,839)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	1,689	1,857	3,366	3,644
Stock-based compensation	10,845	3,889	37,513	8,606
Conversion of promissory notes and remeasurement of warrants and derivatives	—	(151)	23,676	(4,400)
Other non-cash adjustments	472	1,261	1,452	1,656
Changes in assets and liabilities:
Accounts receivable	(19,722)	(17,573)	(13,183)	(16,756)
Inventory	(443)	(2,434)	(5,007)	(3,255)
Prepaid expenses and other current assets	(2,066)	(531)	(3,187)	(376)
Deferred cost of revenue	(7,663)	(4,903)	(23,073)	2,991
Other assets	40	(810)	2,362	(1,454)
Accounts payable	9,010	6,472	7,373	3,210
Accrued liabilities	1,349	(1,006)	(538)	(1,671)
Customer deposits	(5)	(917)	(246)	(6,808)
Deferred revenue	(17,455)	22,449	2,666	26,498
Other liabilities	431	1,067	(1,239)	1,873

Net cash used in operating activities	(14,048)	(14,737)	(22,961)	(28,081)

INVESTING ACTIVITIES
Decrease in restricted cash	—	—	—	140
Purchases of property and equipment	(1,139)	(1,735)	(2,462)	(3,133)

Net cash used in investing activities	(1,139)	(1,735)	(2,462)	(2,993)

FINANCING ACTIVITIES
Payment upon termination of preferred stock warrants of a related party	—	—	(12,000)	—
Proceeds from initial public offering, net of offering costs	(1,533)	—	84,705	—
Proceeds from private placement of common stock with a related party	—	—	12,000	—
Payments on capital lease obligations	(491)	(250)	(944)	(508)
Proceeds from sale-leaseback transaction	—	960	—	1,676
Proceeds from issuance of convertible notes, net of paid issuance costs	—	—	—	28,993
Proceeds from issuance of common stock, net of repurchases	176	107	190	402
Taxes paid related to net share settlement of equity awards	(349)	—	(6,204)	—

Net cash provided by financing activities	(2,197)	817	77,747	30,563

Net increase in cash and cash equivalents	(17,384)	(15,655)	52,324	(511)
Cash and cash equivalents - beginning of period	142,354	86,831	72,646	71,687

Cash and cash equivalents - end of period	$124,970	$71,176	$124,970	$71,176

SILVER SPRING NETWORKS, INC.

UNAUDITED RECONCILIATION OF NET REVENUE BETWEEN GAAP AND NON-GAAP

(in thousands, except percentages)

TYPE	Q2 CY12	Q3 CY12	Q4 CY12	Q1 CY13	Q2 CY13	YoY% Change
GAAP net revenue
Product net revenue	$43,958	$30,394	$40,332	$41,720	$47,996	9%
Service net revenue
Managed services and SaaS	3,992	4,756	4,018	4,559	37,508	840%
Professional	3,634	4,478	5,721	7,424	18,006	395%

Total service net revenue	$7,626	$9,234	$9,739	$11,983	$55,514	628%

Total GAAP net revenue	$51,584	$39,628	$50,071	$53,703	$103,510	101%

% Product	85%	77%	81%	78%	46%
% Service	15%	23%	19%	22%	54%
Change in deferred net revenue
Change in deferred product revenue	$13,710	$37,545	$25,793	$14,702	$17,905
Change in deferred service revenue
Managed services and SaaS	4,329	3,555	6,441	3,825	(28,245)
Professional	4,410	4,493	3,271	1,541	(6,719)

Total change in deferred service revenue	8,739	8,048	9,712	5,366	(34,964)

Total change in deferred revenue	$22,449	$45,593	$35,505	$20,068	$(17,059)
Non-GAAP revenue
Product net revenue	$57,668	$67,939	$66,125	$56,422	$65,901	14%
Service net revenue
Managed services and SaaS	8,321	8,311	10,459	8,384	9,263	11%
Professional	8,044	8,971	8,992	8,965	11,287	40%

Total service net revenue	$16,365	$17,282	$19,451	$17,349	$20,550	26%

Total non-GAAP net revenue	$74,033	$85,221	$85,576	$73,771	$86,451	17%

% Product	78%	80%	77%	76%	76%
% Service	22%	20%	23%	24%	24%
SOLUTION
GAAP net revenue
Advanced metering infrastructure	$45,303	$34,086	$46,250	$45,149	$97,598	115%
Distribution automation and demand side management	6,281	5,542	3,821	8,554	5,912	-6%

Total GAAP net revenue	$51,584	$39,628	$50,071	$53,703	$103,510	101%

% Advanced metering infrastructure	88%	86%	92%	84%	94%
% Distribution automation and demand side management	12%	14%	8%	16%	6%
Change in deferred net revenue
Advanced metering infrastructure	$22,238	$44,880	$32,208	$23,219	$(21,380)
Distribution automation and demand side management	211	713	3,297	(3,151)	4,321

Total change in deferred net revenue	$22,449	$45,593	$35,505	$20,068	$(17,059)
Non-GAAP net revenue
Advanced metering infrastructure	$67,541	$78,966	$78,458	$68,368	$76,218	13%
Distribution automation and demand side management	6,492	6,255	7,118	5,403	10,233	58%

Total Non-GAAP net revenue	$74,033	$85,221	$85,576	$73,771	$86,451	17%

% Advanced metering infrastructure	91%	93%	92%	93%	88%
% Distribution automation and demand side management	9%	7%	8%	7%	12%
GEOGRAPHY
GAAP net revenue
United States	$47,415	$35,110	$46,421	$50,747	$94,516	99%
International	4,169	4,518	3,650	2,956	8,994	116%

Total GAAP net revenue	$51,584	$39,628	$50,071	$53,703	$103,510	101%

% United States	92%	89%	93%	94%	91%
% International	8%	11%	7%	6%	9%
Change in deferred net revenue
United States	$16,183	$38,325	$21,927	$8,839	$(21,032)
International	6,266	7,268	13,578	11,229	3,973

Total change in deferred net revenue	$22,449	$45,593	$35,505	$20,068	$(17,059)
Non-GAAP net revenue
United States	$63,598	$73,435	$68,348	$59,586	$73,484	16%
International	10,435	11,786	17,228	14,185	12,967	24%

Total non-GAAP net revenue	$74,033	$85,221	$85,576	$73,771	$86,451	17%

% United States	86%	86%	80%	81%	85%
% International	14%	14%	20%	19%	15%

SILVER SPRING NETWORKS, INC.

UNAUDITED SUPPLEMENTAL FINANCIAL INFORMATION

(in thousands, except percentages and headcount)

	Q2 CY12	Q3 CY12	Q4 CY12	Q1 CY13	Q2 CY13	YoY% Change
CASH FLOW DATA
Operating cash flow	$(14,737)	$(10,199)	$14,002	$(8,913)	$(14,048)	5%
Operating cash flow—TTM	(34,008)	(43,330)	(24,278)	(19,847)	(19,158)	44%
BALANCE SHEET DATA
Cash, cash equivalents and short-term investments	$71,176	$59,624	$72,646	$142,354	$124,970	76%
Deferred net revenue
End of quarter	426,958	472,551	508,056	528,176	510,722
Less: Beginning of quarter	(404,509)	(426,958)	(472,551)	(508,056)	(528,176)
Foreign currency translation adjustment	—	—	—	(52)	395

Change in deferred net revenue, net of foreign currency translation	$22,449	$45,593	$35,505	$20,068	$(17,059)

Deferred cost of revenue
End of quarter	203,312	227,170	245,163	260,572	268,236
Less: Beginning of quarter	(198,409)	(203,312)	(227,170)	(245,163)	(260,572)
Foreign currency translation adjustment	—	—	—	14	99

Change in deferred cost of revenue, net of foreign currency translation	$4,903	$23,858	$17,993	$15,423	$7,763

STOCK-BASED COMPENSATION
Cost of goods sold	$640	$521	$560	$6,724	$2,531	295%
Research and development	1,101	876	934	9,544	3,607	228%
Sales and marketing	725	632	550	3,346	1,526	110%
General and administrative	1,423	1,188	1,225	7,054	3,181	124%

Total	$3,889	$3,217	$3,269	$26,668	$10,845	179%

EMPLOYEES	573	570	566	572	589	3%
HOMES & BUSINESSES
Cumulative network endpoints delivered*	13,981	14,967	15,781	16,507	17,008	22%

*	Endpoints refer to communication modules in electric meters

SILVER SPRING NETWORKS

UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(In thousands, except per share data and percentages)

	Q2 CY12	Q3 CY12	Q4 CY12	Q1 CY13	Q2 CY13	YOY % Change
QUARTERLY RECONCILIATION OF RESULTS
Net revenue
GAAP net revenue	$51,584	$39,628	$50,071	$53,703	$103,510	101%
Change in deferred revenue, net of foreign currency translation	22,449	45,593	35,505	20,068	(17,059)

Non-GAAP net revenue	$74,033	$85,221	$85,576	$73,771	$86,451	17%

Gross profit
GAAP gross profit	$6,670	$4,434	$10,548	$10,134	$48,250	623%
Change in deferred revenue, net of foreign currency translation	22,449	45,593	35,505	20,068	(17,059)
Change in deferred cost of revenue, net of foreign currency translation	(4,903)	(23,858)	(17,993)	(15,423)	(7,763)
Amortization of intangibles in cost of revenue	48	48	48	48	48
Stock-based compensation	640	521	560	6,724	2,531

Non-GAAP gross profit	$24,904	$26,738	$28,668	$21,551	$26,007	4%

GAAP gross margin % (as a % of GAAP net revenue)	13%	11%	21%	19%	47%
Non-GAAP gross margin % (as a % of non-GAAP net revenue)	34%	31%	34%	29%	30%
Operating income (loss)
GAAP operating income (loss)	$(22,291)	$(24,467)	$(20,187)	$(39,574)	$9,982	145%
Change in deferred revenue, net of foreign currency translation	22,449	45,593	35,505	20,068	(17,059)
Change in deferred cost of revenue, net of foreign currency translation	(4,903)	(23,858)	(17,993)	(15,423)	(7,763)
Amortization of intangibles in cost of revenue	48	48	48	48	48
Stock-based compensation	3,889	3,217	3,269	26,668	10,845

Non-GAAP operating income (loss)	$(808)	$533	$642	$(8,213)	$(3,947)	-388%

GAAP operating margin % (as a % of GAAP revenue)	-43%	-62%	-40%	-74%	10%
Non-GAAP operating margin % (as a % of non-GAAP net revenue)	-1%	1%	1%	-11%	-5%
Adjusted EBITDA
GAAP net income (loss)	$(23,407)	$(26,868)	$(21,010)	$(64,366)	$9,470	140%
Change in deferred revenue, net of foreign currency translation	22,449	45,593	35,505	20,068	(17,059)
Change in deferred cost of revenue, net of foreign currency translation	(4,903)	(23,858)	(17,993)	(15,423)	(7,763)
Other (income) expense, net	1,078	2,028	902	24,728	184
Provision for income taxes	38	373	(79)	64	328
Depreciation and amortization	1,857	1,815	1,796	1,677	1,689
Stock-based compensation	3,889	3,217	3,269	26,668	10,845

Adjusted EBITDA	$1,001	$2,300	$2,390	$(6,584)	$(2,306)	-330%

Net income (loss)
GAAP net income (loss)	$(23,407)	$(26,868)	$(21,010)	$(64,366)	$9,470	140%
Change in deferred revenue, net of foreign currency translation	22,449	45,593	35,505	20,068	(17,059)
Change in deferred cost of revenue, net of foreign currency translation	(4,903)	(23,858)	(17,993)	(15,423)	(7,763)
Amortization of intangibles in cost of revenue	48	48	48	48	48
Convertible notes accretion / interest	1,012	1,069	1,081	935	—
Conversion of promissory notes and remeasurement of warrants and derivatives	(151)	830	(308)	23,676	—
Stock-based compensation	3,889	3,217	3,269	26,668	10,845

Non-GAAP net income (loss)	$(1,063)	$31	$592	$(8,394)	$(4,459)	-319%

GAAP net margin % (as a % of GAAP revenue)	-45%	-68%	-42%	-120%	9%
Non-GAAP net margin % (as a % of non-GAAP net revenue)	-1%	0%	1%	-11%	-5%
GAAP income (loss) per share
Basic	$(6.38)	$(7.30)	$(5.65)	$(16.18)*	$0.20
Diluted	$(6.38)	$(7.30)	$(5.65)	$(16.18)*	$0.19
Weighted average number of shares used in computation
Basic	3,669	3,682	3,720	10,469	46,599
Diluted	3,669	3,682	3,720	10,469	48,995
* GAAP income (loss) per share is based on net loss attributable to common stockholders
Non-GAAP income (loss) per share
Basic	$(0.29)	$0.01	$0.16	$(0.80)	$(0.10)
Diluted	$(0.29)	$0.00	$0.02	$(0.80)	$(0.10)
Weighted average number of shares used in computation
Basic	3,669	3,682	3,720	10,469	46,599
Diluted	3,669	29,556	29,394	10,469	46,599